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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE OF OUR REPORTS DATED DECEMBER 3, 1996, INCLUDED IN THIS FORM 10-K, INTO THE POWELL INDUSTRIES, INC. PREVIOUSLY FILED FORM S-8 REGISTRATION FILE NO. 33-81998.


ARTHUR ANDERSEN LLP


HOUSTON, TEXAS

JANUARY 27, 1997